________________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K
                                ________________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

           FEBRUARY 25, 2003                                     0-25053
------------------------------------------------          ----------------------
Date of Report (Date of earliest event reported)          Commission File Number


                               THEGLOBE.COM, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                       14-1782422
  ---------------------------------                      ----------------------
    (State or other jurisdiction                            (I.R.S Employer
  of incorporation or organization)                      Identification Number)



                     110 EAST BROWARD BOULEVARD ,SUITE 1400
                         FORT LAUDERDALE, FLORIDA 33301
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (954) 769-5900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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
ITEM 5.  Other Events and Regulation FD Disclosure


LOAN  AND  PURCHASE  OPTION  AGREEMENT

On February 25, 2003, theglobe.com entered into a Loan and Purchase Option Agreement with a development stage internet related business venture pursuant to which it agreed to loan (the "Loan') the venture up to $160,000 to fund its operating expenses and obtained the option to acquire all of the outstanding capital stock of the venture in exchange for, when and if exercised, $40,000 and the issuance of an aggregate of 2,000,000 unregistered restricted shares of theglobe.com's common stock (the "Option"). The Loan is secured by a lien on the assets of the venture and matures on December 12, 2003. At it's option, theglobe.com may loan additional amounts on substantially identical terms. The Option is exercisable at anytime on or before the later of March 31, 2003 and ten days after theglobe.com's receipt of notice relating to the award of a certain contract currently being pursued by the venture. In the event of the exercise of the Option, (i) the existing CEO and CFO of the venture have agreed to enter into employment agreements whereby each would agree to remain in the employ of the venture for a period of two years following the closing of the Option in exchange for base compensation plus participation in a bonus pool based upon the pre-tax income of the venture and (ii) the 2,000,000 shares of theglobe.com Common Stock issued upon such exercise will be entitled to certain "piggy-back" registration rights. If the Option is not exercised, then theglobe.com has agreed, subject to certain exceptions, to forgive repayment of $60,000 of the Loan.

This report contains forward-looking statements related to theglobe.com that involve risks and uncertainties, including, but not limited to, integration of newly acquired businesses, product delivery, product launch dates, further development of acquired technology (including the assets discussed in this report), the availability of financing or other capital to fund its plans, the management of growth, market acceptance of certain products and other risks. These forward-looking statements are made in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. For further information about the factors that could affect theglobe.com's future results, please see the Company's filings with the Securities and Exchange Commission. Copies of these filings are available online at http://www.sec.gov. Prospective investors are cautioned that forward-looking statements are not guarantees of performance and actual results may, and often do, differ.


ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)(b)  None

(c)     Exhibits
        --------

10.1    Loan and Purchase Option Agreement dated February 25, 2003*.

10.2    Amended and Restated Promissory Note*

10.3    Form of Stock Purchase Agreement.*

___________________________________
* Confidential portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2003                         theglobe.com, inc.



                                                 By:    /s/ Edward Cespedes
                                                      --------------------------
                                                      Edward Cespedes, President

                                  EXHIBIT INDEX

No.               Item
---               ----


10.1           Loan and Purchase Option Agreement dated February 25, 2003*.

10.2           Amended and Restated Promissory Note*

10.3           Form of Stock Purchase Agreement.*

___________________________________
* Confidential portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.